UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2008

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC		28277
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (704) 541-5351

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.           Results of Operations and Financial Condition.

On October 30, 2008, Tree.com, Inc. (the “Company”) announced financial results for the third quarter ended September 30, 2008.  A copy of the related press release is furnished as Exhibit 99.1.

Item 5.02.                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2008, the Company’s Board of Directors appointed W. Mac Lackey as a director of the Company.  The Board of Directors determined that Mr. Lackey qualifies as an “independent” director, and appointed him to serve on the Company’s Audit and Compensation Committees.

Item 9.01.           Financial Statements and Exhibits.

(d)   Exhibit.

Exhibit Number	Description

99.1	Press Release, dated October 30, 2008, with respect to the Company’s financial results for the third quarter ended September 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 30, 2008

TREE.COM, INC.

By:	/S/ MATTHEW PACKEY
Matthew Packey
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 30, 2008, with respect to the Company’s financial results for the third quarter ended September 30, 2008